Note 13 - Subsequent Events	12 Months Ended
Dec. 31, 2024
Notes to Financial Statements
Subsequent Events [Text Block]
13.	Subsequent Events

Management has evaluated subsequent events through the date that the financial statements were available to be issued, March 27, 2025 and determined that the following matter required additional disclosure. No other subsequent events occurring after this date have been evaluated for inclusion in these financial statements.

On January 14, 2025, the Association completed its conversion from a mutual savings and loan association to a stock savings and loan association and became a wholly owned subsidiary of Magnolia Bancorp. As part of the conversion, the Association incorporated Magnolia Bancorp as a Louisiana corporation in May 2024. Prior to completion of the conversion, Magnolia Bancorp did not engage in any active business. Magnolia Bancorp issued 833,750 shares of its common stock in subscription and community offerings for 10.00 per share, including 66,700 shares purchased by its ESOP. The funds received in the subscription and community offerings were initially held in a deposit account at the Association, which resulted in a temporary increase in the Association’s total deposits as of December 31, 2024. In connection with the completion of the conversion, $7.7 million on deposit at the Association was used to purchase shares of common stock of Magnolia Bancorp (with the remaining shares purchased with a loan to the ESOP), and an additional $1.4 million of deposits were refunded to purchasers in the over-subscribed community offering. The net proceeds of the offering were approximately $6,904,000, and Magnolia Bancorp used 50% of the net proceeds to purchase all of the Association’s newly-issued common stock. Magnolia Bancorp is a savings and loan holding company.

Upon completion of the conversion, Magnolia Bancorp made a loan to the ESOP in the amount of $667,000, which the ESOP used to purchase 66,700 shares of common stock of Magnolia Bancorp. It is anticipated that contributions will be made to the ESOP in amounts necessary to amortize the debt to Magnolia Bancorp over a period of 30 years. Employees who have worked at least 1,000 hours in the first year of employment and who have attained at least the age of 21 are eligible to participate in the ESOP. The leveraged ESOP will be accounted for in accordance with the guidance under ASC 718, Compensation – Stock Compensation. Under ASC 718, unearned ESOP shares will not be considered outstanding for financial reporting purposes and will be shown as a reduction of shareholders’ equity as unearned compensation. Magnolia Bancorp will recognize compensation cost equal to the fair value of the ESOP shares during the periods in which they are committed to be released. To the extent that the fair value of the ESOP shares differs from the cost of such shares, the differential will be credited to shareholders’ equity. Magnolia Bancorp will receive a tax deduction equal to the cost of the shares released. As the loan is internally leveraged, the loan receivable from the ESOP to Magnolia Bancorp will not be reported as an asset nor will the debt of the ESOP be shown as a liability.